Exhibit 10.1

AMENDMENT NO. 1 TO STOCKHOLDERS’ AGREEMENT AND H&F CONSENT

THIS AMENDMENT NO. 1 TO STOCKHOLDERS’ AGREEMENT AND H&F CONSENT is made as of November 18, 2015 (this “Agreement”) by and among Change Healthcare, Inc. (f/k/a Beagle Parent Corp.), a Delaware corporation (the “Company”), Change Healthcare Intermediate Holdings, Inc. (f/k/a Beagle Intermediate Holdings, Inc.), a Delaware corporation (“Intermediate Holdings”), Change Healthcare Holdings, Inc. (f/k/a Emdeon, Inc.), a Delaware corporation (the successor to Beagle Acquisition Corp., “Change Healthcare Holdings”), Blackstone Capital Partners VI L.P., Blackstone Family Investment Partnership VI - ESC L.P., Blackstone Family Investment Partnership VI L.P., H&F Harrington AIV II, L.P., HFCP VI Domestic AIV, L.P., Hellman & Friedman Investors VI, L.P., Hellman & Friedman Capital Executives VI, L.P. and Hellman & Friedman Capital Associates VI, L.P. Each capitalized term used and not defined herein shall have the meaning assigned to it in the Original Agreement (as defined below).

RECITALS

WHEREAS, the parties hereto are party to that certain Stockholders’ Agreement dated as of November 2, 2011 (the “Original Agreement”), by and among Blackstone, H&F, the Company, Intermediate Holdings, Change Healthcare Holdings and the Stockholders party thereto;

WHEREAS, (i) Blackstone Capital Partners VI L.P., Blackstone Family Investment Partnership VI - ESC L.P., and Blackstone Family Investment Partnership VI L.P. hold a Majority in Interest of the Company Shares and (ii) H&F Harrington AIV II, L.P., HFCP VI Domestic AIV, L.P., Hellman & Friedman Investors VI, L.P., Hellman & Friedman Capital Executives VI, L.P. and Hellman & Friedman Capital Associates VI, L.P. hold a Majority in Interest of the Company Shares held by H&F;

WHEREAS, pursuant to Section 3.1(a) of the Original Agreement, Blackstone may elect to increase the size of the Board of Directors from five (5) directors to seven (7) directors to accommodate the election of two (2) independent directors to be selected by Blackstone, in consultation with H&F;

WHEREAS, pursuant to Section 8.9(a) of the Original Agreement, the parties hereto, comprising the holders of a Majority in Interest of Company Shares, desire to amend the Original Agreement to allow Blackstone to elect to increase the size of the Board of Directors to eight (8) directors to accommodate the election of three (3) independent directors to be selected by Blackstone, in consultation with H&F, (the “Board Amendment”) and to make related changes to Section 3.1(e) of the Original Agreement relating to quorum requirements for a meeting of the Board of Directors (the “Quorum Amendment” and, together with the Board Amendment, the “Amendments”), in each case, as set forth in Sections 1 and 2 hereto;

WHEREAS, Blackstone proposes to exercise its election to increase the size of the Board of Directors from seven (7) to eight (8) directors following the effectiveness of the Board Amendment (the “Board Increase”); and

WHEREAS, pursuant to Section 3.2(a)(vi)(A) of the Original Agreement, H&F is entitled, and the Majority H&F Investors desire, to consent to the Board Increase.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

SECTION 1. Amendment to Section 3.1(a) of the Original Agreement. Section 3.1(a) of the Original Agreement is hereby amended by restating the first proviso of the first sentence of such section as follows:

“provided, that at Blackstone’s election, the size of the Board of Directors may be increased to eight (8) directors to accommodate the election of three (3) independent directors to be selected by Blackstone, in consultation with H&F;”

SECTION 2. Amendment to Section 3.1(e) of the Original Agreement. Section 3.1(e) of the Original Agreement is hereby amended by restating the first sentence of such section as follows.

“A quorum for a meeting of the Board of Directors shall require the attendance in person, telephonically, or in any other manner permitted by applicable law, of (i) a majority of all of the members of the Board Directors, (ii) for so long as H&F has the right to designate a director to the Board of Directors pursuant to Section 3.1(a), the H&F Designee (provided, that if the H&F Designee is absent or wishes to recuse himself or herself for any reason, such H&F Designee may appoint an alternate director or give a proxy to another director or an alternate director of his or her choosing) and (iii) for so long as Blackstone has the right to designate a director to the Board of Directors pursuant to Section 3.1(a), one (1) Blackstone Designee (provided, that if such Blackstone Designee is absent or wishes to recuse himself or herself for any reason, such Blackstone Designee may appoint an alternate director or give a proxy to another director or an alternate director of his or her choosing).”

SECTION 3. H&F Consent. Pursuant to Section 3.2(a)(vi)(A) of the Original Agreement, the Majority H&F Investors hereby consent to the proposed increase in the size of the Board of Directors to eight (8) directors.

SECTION 4. Effect of Agreement. This Agreement shall apply and be effective only with respect to the provisions of the Original Agreement specifically referred to herein. Except as expressly provided hereby, this Agreement shall not constitute a waiver or amendment of any term or condition of the Original Agreement and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects. Upon the execution hereof, the Amendments and the Original Agreement shall constitute one agreement.

SECTION 5. Further Assurances. Each party hereto agrees to execute, acknowledge, deliver, file and record such certificates, amendments, instruments and documents, and to do and cause to be done all such other acts and things, as may be required by Law or as may be reasonably necessary or advisable to carry out the intent and purpose of this Agreement.

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SECTION 6. Governing Law. THIS AGREEMENT AND ANY RELATED DISPUTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY CHOICE OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER STATE.

SECTION 7. Counterparts. This Agreement may be executed in any number of separate counterparts (including by facsimile or by electronic mail if in .pdf format) each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

SECTION 8. Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

SECTION 9. Headings. The heading references herein are for convenience purposes only, do not constitute a part of this Amendment and shall not be deemed to alter or affect the meaning or interpretation of any provision hereof.

SECTION 10. Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior agreements or understandings.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

CHANGE HEALTHCARE, INC.

By:	/s/ Gregory T. Stevens
Name: Gregory T. Stevens
Title: General Counsel and Secretary

CHANGE HEALTHCARE INTERMEDIATE HOLDINGS, INC.

By:	/s/ Gregory T. Stevens
Name: Gregory T. Stevens
Title: General Counsel and Secretary

CHANGE HEALTHCARE HOLDINGS, INC.

By:	/s/ Gregory T. Stevens
Name: Gregory T. Stevens
Title: General Counsel and Secretary

[Signature page to Amendment No. 1 to Stockholders’ Agreement and H&F Consent]

BLACKSTONE CAPITAL PARTNERS VI L.P.

By:	Blackstone Management Associates VI L.L.C.,
its General Partner

By:	BMA VI L.L.C.,
its Sole Member

By:	/s/ Neil P. Simpkins
Name: Neil P. Simpkins
Title: Senior Managing Director

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP VI-ESC L.P.

By:	BCP VI Side-By-Side GP, L.L.C.,
its General Partner

By:	/s/ Neil P. Simpkins
Name: Neil P. Simpkins
Title: Senior Managing Director

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP VI L.P.

By:	BCP VI Side-By-Side GP, L.L.C., its General Partner

By:	/s/ Neil P. Simpkins
Name: Neil P. Simpkins
Title: Senior Managing Director

[Signature page to Amendment No. 1 to Stockholders’ Agreement and H&F Consent]

H&F HARRINGTON AIV II, L.P.

By:	Hellman & Friedman Investors VI, L.P.,
its General Partner

By:	Hellman & Friedman LLC,
its General Partner

By:	/s/ P. Hunter Philbrick
Name: P. Hunter Philbrick
Title: Managing Director

HFCP VI DOMESTIC AIV, L.P.

By:	Hellman & Friedman Investors VI, L.P.,
its General Partner

By:	Hellman & Friedman LLC,
its General Partner

By:	/s/ P. Hunter Philbrick
Name: P. Hunter Philbrick
Title: Managing Director

HELLMAN & FRIEDMAN INVESTORS VI, L.P.

By:	Hellman & Friedman LLC,
its General Partner

By:	/s/ P. Hunter Philbrick
Name: P. Hunter Philbrick
Title: Managing Director

[Signature page to Amendment No. 1 to Stockholders’ Agreement and H&F Consent]

HELLMAN & FRIEDMAN CAPITAL EXECUTIVES VI, L.P.

By:	Hellman & Friedman Investors VI, L.P.,
its General Partner

By:	Hellman & Friedman LLC,
its General Partner

By:	/s/ P. Hunter Philbrick
Name: P. Hunter Philbrick
Title: Managing Director

HELLMAN & FRIEDMAN CAPITAL ASSOCIATES VI, L.P.

By:	Hellman & Friedman Investors VI, L.P.,
its General Partner

By:	Hellman & Friedman LLC,
its General Partner

By:	/s/ P. Hunter Philbrick
Name: P. Hunter Philbrick
Title: Managing Director

[Signature page to Amendment No. 1 to Stockholders’ Agreement and H&F Consent]